                              LIFE & ANNUITY TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1996

                             ASSET ALLOCATION FUND
                             GROWTH AND INCOME FUND
                               MONEY MARKET FUND
                        U.S. GOVERNMENT ALLOCATION FUND

ASSET ALLOCATION FUND

The Asset Allocation Fund is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Barclays Global Fund Advisors ("BGFA") serves as sub-investment adviser. BGFA uses an investment model developed over the past 20 years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. Looking at the asset classes through the framework of a model gives the advantage of assessing the relative attractiveness of stocks, bonds, and cash consistently through time.

Q. How did the Asset Allocation Fund perform in 1996?

A. The Asset Allocation Fund had a total return of 11.46% -- after fee waivers -- for the year ended December 31, 1996.

Q. The Fund posted modest returns for the first half of the year. What factors affected the performance?

A. The first half of the year saw a continuing decline in the bond markets (as measured by the Lehman Brothers 20+ Treasury Index). This decline was driven by various factors in the economy, such as: strong jobs reports; positive comments on the renewed strength of the U.S. economy by Federal Reserve Chairman Alan Greenspan; fears of rising inflation; and faster than expected growth.

The poor performance of the bond market during the first quarter put bonds down more than -7.50%, while stocks were up about 5.30% in the same period. In order to take advantage of the strong performance in the equity market, the Fund rebalanced from 50/20/30 (stocks/bonds/cash) to a position of 60/20/20. In the second quarter bonds continued their trend and became even more undervalued relative to stocks, which hurt the Fund's performance slightly. Through May, stocks had outperformed bonds by nearly 20%. This caused another shift away from stocks on May 8, to a mix 50/50/0; and by year-end the allocation settled at 40/60/0. Due to the small size of the Fund, its exposure to equities was realized through the use of S&P 500 futures contracts instead of direct investments in all of the common stocks which comprise the S&P 500 Index. BGFA adopted this strategy to maximize the Fund's ability to meet its investment objective. The amount of futures contracts held by the Fund will vary depending on the allocation to stocks.

Bonds finally snapped their year-long losing streak in June, and ended the month as the best performing asset class with a return of 2.23% for the month. This trend continued through September and helped contribute to the mid-year bond market rally. Unfortunately, the Lehman Brothers 20+ Treasury Index ended the year down -1.46%.

Q. What is the basis behind the asset allocation strategy?

A. The asset allocation model is designed to invest in the optimal combination of asset classes (stocks, bonds, cash) to provide the highest risk-adjusted expected return. The model does not attempt to make short-term predictions, but instead seeks to identify long-term value across the stock and bond markets. The model does not attempt to determine exactly when or even how a market correction will occur, but rather to recognize when markets are relatively over- or under-valued. In that way, the Fund seeks to be correctly positioned when a market correction might occur.

Q. During 1996, what factors influenced the allocation shifts between stocks, bonds and cash of the Fund?

A. The primary drivers of our asset allocation decisions are consensus-based, value oriented long-term return expectations. For each asset class we use a statistical measure of value: for stocks, a dividend discount model (DDM) quantifies the average earnings and earnings growth expectations into a single statistical measure similar to a yield; for bonds and cash, simple yield to maturity measures are used. As the differences or spreads between each of these statistical measures widen or narrow, it indicates that the relative attractiveness of the assets are changing. For example, the first half of this year was marked by rising bond yields and unchanged DDM estimates; therefore, bonds began displaying a higher than expected return (from a higher yield) while stock expected returns were fairly unchanged. This made bonds more attractive, leading to our shifts from stocks to bonds.

In October, two additional valuation signals were added to the Asset Allocation strategy. These signals -- based on management actions and corporate yield spreads -- are complementary to the primary DDM and yield measures and provide additional information on the expected return spread between stocks and bonds.

ASSET ALLOCATION FUND

                       COMPARISON OF A $10,000 INVESTMENT

                                    [GRAPH]

Total Return for the year ended December 31, 1996: 11.46%

Average Annual Return Since Inception: 14.57%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers 20+ Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities averaging between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Asset Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more or less than their original cost.

      6. During 1996, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                                INTEREST        MATURITY
 PRINCIPAL                              SECURITY NAME                             RATE            DATE             VALUE
                  U.S. TREASURY SECURITIES (99.86%)
                  U.S. TREASURY BILLS (44.19%)
$   326,000       U.S. Treasury Bills                                             4.98%#        01/02/97        $   325,914
    498,000       U.S. Treasury Bills                                             5.01#         01/09/97            497,412
     70,000       U.S. Treasury Bills                                             5.12#         01/23/97             69,783
    744,000       U.S. Treasury Bills                                             5.12#         01/30/97            740,996
  2,955,000       U.S. Treasury Bills                                             5.17#         02/06/97          2,940,223
    261,000       U.S. Treasury Bills                                             5.17#         02/13/97            259,534
  3,801,000       U.S. Treasury Bills                                             5.18#         02/20/97          3,775,532
  1,079,000       U.S. Treasury Bills+                                            5.19#         03/13/97          1,068,530
 13,328,000       U.S. Treasury Bills                                             5.20#         03/06/97         13,212,071
                                                                                                                -----------
                                                                                                                $22,889,995
                  U.S. TREASURY BONDS (55.67%)
$   300,000       U.S. Treasury Bonds                                             6.25%         08/15/23        $   281,156
    500,000       U.S. Treasury Bonds                                             6.50          11/15/26            490,625
    450,000       U.S. Treasury Bonds                                             6.75          08/15/26            453,094
  2,050,000       U.S. Treasury Bonds                                             7.13          02/15/23          2,139,048
  1,500,000       U.S. Treasury Bonds                                             7.25          08/15/22          1,586,719
    450,000       U.S. Treasury Bonds                                             7.63          11/15/22            496,547
  3,100,000       U.S. Treasury Bonds                                             7.63          02/15/25          3,441,970
  3,600,000       U.S. Treasury Bonds                                             7.88          02/15/21          4,066,877
  3,650,000       U.S. Treasury Bonds                                             8.00          11/15/21          4,183,813
    250,000       U.S. Treasury Bonds                                             8.13          08/15/19            288,906
    900,000       U.S. Treasury Bonds                                             8.13          05/15/21          1,044,000
    850,000       U.S. Treasury Bonds                                             8.13          08/15/21            986,531
  1,300,000       U.S. Treasury Bonds                                             8.75          05/15/17          1,585,188
  3,000,000       U.S. Treasury Bonds                                             8.75          08/15/20          3,693,750
    850,000       U.S. Treasury Bonds                                             8.88          08/15/17          1,049,219
  1,850,000       U.S. Treasury Bonds                                             8.88          02/15/19          2,294,000
    600,000       U.S. Treasury Bonds                                             9.00          11/15/18            752,063
                                                                                                                -----------
                                                                                                                $28,833,506
                                                                                                                -----------
                  TOTAL U.S. TREASURY SECURITIES                                                                $51,723,501
                  (Cost $51,115,231)

LIFE & ANNUITY TRUST ASSET ALLOCATION FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                      VALUE
                  TOTAL INVESTMENTS IN SECURITIES
                  (Cost $51,115,231)* (Notes 1 & 3)      99.86%    $51,723,501
                  Other Assets and Liabilities, Net       0.14          73,440
                                                        ------     -----------
                  TOTAL NET ASSETS                      100.00%    $51,796,941
                                                        ======     ===========

--------------------------------------------------------------------------------
 - Yield to maturity.
 + These U.S. Treasury Bills are held in segregated accounts in connection with the Fund's holdings of S&P 500 futures contracts.
 * Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                Gross Unrealized Appreciation         $ 763,636
                Gross Unrealized Depreciation          (155,366)
                                                      ---------
                NET UNREALIZED APPRECIATION           $ 608,270
                                                      =========

The accompanying notes are an integral part of these financial statements.

GROWTH AND INCOME FUND

Brian K. Mulligan assumed responsibility as manager for the Growth and Income Fund on October 1, 1995. He is also co-manager of the Wells Fargo Core Equities Group. He is manager of the San Francisco Investment Office. Mr. Mulligan has been with Wells Fargo Bank since 1986. He graduated from Skidmore College with a B.S. in business management. He is a chartered Financial Analyst, and a former member of the Board of Governors for the Los Angeles Society of Financial Analysts and a present member of the San Francisco Security Analysts Society.

Q. How did the Growth and Income Fund perform in 1996?

A. The Growth and Income Fund had a total return of 22.44% -- after fee waivers -- for the year ended December 31, 1996. This return beat both the Lipper Growth and the Growth and Income averages, which returned 17.50% and 20.70% respectively. The return was slightly behind the 22.70% of the S&P 500.

Q. The Fund's performance is down compared to last year. Why?

A. Although 1995's return was higher than 1996's return, the Fund outperformed the Lipper performance benchmark this year. Sector emphasis and careful stock selection aided the performance in both years. An overweighting in two of the leading sectors, Technology and Finance (versus underweighting in both in 1995) contributed to the outperformance in 1996.

Q. On what sectors of the stock market did you focus in 1996?

A. Technology, Finance, and Energy were overweighted all year due to good earnings and price performance expectations. They all performed extremely well. Select holdings in the technology area included Intel and Cisco Systems (up more than 100% in 1996) and Ericsson Telecom. In the finance area, the Fund currently owns Citicorp, Charles Schwab and American International Group, all very successful holdings last year.

Q. Do you expect to focus on these same sectors in 1997?

A. Yes, we do expect to focus on the same sectors, with the addition of Real Estate Investment Trusts (REITs). All of last year's sectors continue to have attractive earnings growth rates, and current economic conditions favor these industries.

Q. What is the current composition of the Fund?

A. Currently, the Fund is invested approximately 91% in stocks, 6% in bonds, and 3% cash.

Q. Can you discuss the investment strategy with which you manage the Fund?

A. We buy medium to large companies with better, and generally more consistent, earnings growth than the market average. They must have quality management with proper incentives to get the stock price up, and generally dominate and/or lead their industry. Risk is controlled by our sector emphasis and under-emphasis and sell disciplines.

GROWTH AND INCOME FUND

                       COMPARISON OF A $10,000 INVESTMENT

                                    [GRAPH]

Total Return for the Year Ended December 31, 1996: 22.44%
Average Annual Total Return Since Inception: 20.04%
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the index is unmanaged, does not incur expenses and is not available directly for investment. If Fund operating expenses had been applied to the index, its performance would have been lower.

      2. The S&P 500 Index is an unmanaged index of 500 widely held common stocks, representing industrial, financial, utility and transportation companies, listed or traded on national exchanges and the over-the-counter market.

      3. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the Growth and Income Fund will fluctuate with the market conditions so that redemption proceeds may be worth more or less than their original cost.

      4. During 1996, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns would have been lower.

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                     SECURITY NAME                                     COST              VALUE
                 COMMON STOCKS (89.82%)
                 ADVERTISING (0.92%)
     6,700       Omnicom Group                                                              $   219,243       $   306,525
                 APPLIANCES AND FURNITURE (3.11%)
    40,300       Sunbeam-Oster Co. Inc.                                                     $ 1,077,188       $ 1,037,725
                 AUTOMOBILE & RELATED (2.36%)
    16,900       Danaher Corp                                                               $   582,665       $   787,963
                 BASIC INDUSTRIES (5.87%)
     9,100       Aluminum Co of America                                                     $   558,612       $   580,125
    10,300       Case Corp                                                                      526,274           561,350
    21,000       Monsanto Co                                                                    602,411           816,375
                                                                                            -----------       -----------
                                                                                            $ 1,687,297       $ 1,957,850
                 BEVERAGE (1.86%)
    21,000       Pepsico Inc.                                                               $   630,741       $   614,250
                 CAPITAL GOODS (0.41%)
     5,000       Lexmark International Group Inc Class A +                                  $   101,234       $   138,125
                 COMMERCIAL SERVICES (2.54%)
     3,500       AccuStaff Inc +                                                            $    72,654       $    73,938
    18,000       CUC International Inc +                                                        402,624           427,500
    12,400       Service Corp International                                                     270,098           347,200
                                                                                            -----------       -----------
                                                                                            $   745,376       $   848,638
                 COMPUTER SOFTWARE (4.29%)
    14,800       First Data Corp                                                            $   529,600       $   540,200
     7,000       Oracle Systems Corp +                                                          236,833           292,250
    23,046       Reynolds & Reynolds Co Class A                                                 523,255           599,196
                                                                                            -----------       -----------
                                                                                            $ 1,289,688       $ 1,431,646
                 COMPUTER SYSTEMS (2.70%)
     9,900       Cisco Systems Inc +                                                        $   483,051       $   629,888
    10,000       Komag Inc +                                                                    251,217           271,250
                                                                                            -----------       -----------
                                                                                            $   734,268       $   901,138
                 CONSUMER-BASIC (1.55%)
     5,600       Colgate-Palmolive Co.                                                      $   470,258       $   516,600
                 DIVERSIFIED-OPERATIONS (2.37%)
     9,000       General Electric                                                           $   814,640       $   791,000
                 ELECTRICAL EQUIPMENT (0.81%)
     4,700       Nokia Corp ADR Class A                                                     $   267,134       $   270,250

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                     SECURITY NAME                                     COST              VALUE
                 ENERGY & RELATED (10.33%)
     8,000       Anadarko Petroleum Corp                                                    $   443,692       $   518,000
     3,000       Cabot Corp                                                                      77,587            75,375
     4,800       Mobil Corp                                                                     527,433           586,800
    19,200       Reading & Bates Corp +                                                         443,738           508,800
       847       Smedvig ASA -- Sponsored ADR Class B +                                          17,999            17,046
    11,780       Sonat Inc                                                                      457,831           606,670
     6,000       Texaco Inc                                                                     588,672           588,750
     5,000       Transocean Offshore Inc                                                        316,061           313,125
     7,400       U.S. Filter Corp                                                               234,574           234,950
                                                                                            -----------       -----------
                                                                                            $ 3,107,587       $ 3,449,516
                 FINANCE & RELATED (17.38%)
    13,300       Aetna Inc                                                                  $   884,077       $ 1,064,000
     2,500       American International Group Inc                                               237,179           270,625
     9,900       Amli Residential Properties                                                    215,325           231,413
     8,700       Associates First Capital Corp                                                  359,571           383,888
    10,000       Brandywine Realty Trust                                                        165,000           195,000
     4,500       Cali Realty Corp                                                               120,143           138,938
     5,700       Citicorp                                                                       439,926           587,100
    12,000       Excel Realty Trust                                                             274,500           304,500
     5,500       Federal Home Loan Mortgage Corp                                                473,339           605,688
     2,500       Guidant Corp                                                                   121,198           142,500
    10,000       Household International Inc                                                    699,005           922,500
     8,500       MBNA Corp                                                                      222,891           352,750
    14,200       Schwab (Charles) Corp                                                          349,410           454,400
     7,000       Security Capital Industrial Trust                                              142,762           149,625
                                                                                            -----------       -----------
                                                                                            $ 4,704,326       $ 5,802,927
                 FOOD & RELATED (1.74%)
     5,150       Philip Morris Co Inc                                                       $   474,296       $   580,019
                 FOOTWEAR (0.93%)
     5,200       Nike Inc Class B                                                           $   291,157       $   310,700
                 GENERAL BUSINESS & RELATED (1.53%)
     2,400       Corrections Corp of America +                                              $    70,882       $    73,500
     9,500       Groupe AB SA-ADR +                                                             199,500           136,563
     7,000       Patriot American Hospitality Inc                                               299,354           301,875
                                                                                            -----------       -----------
                                                                                            $   569,736       $   511,938
                 HEALTHCARE (0.97%)
    14,800       Tenet Healthcare Corp +                                                    $   317,768       $   323,750

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

  SHARES                                     SECURITY NAME                                     COST              VALUE
                 MANUFACTURING PROCESSING (5.01%)
     6,600       Allied Signal Inc                                                          $   336,740       $   442,200
     4,200       Harsco Corp                                                                    265,467           287,700
    11,100       Potash Corp of Saskatchewan Inc                                                769,670           943,500
                                                                                            -----------       -----------
                                                                                            $ 1,371,877       $ 1,673,400
                 MEDICAL EQUIPMENT & SUPPLIES (1.39%)
    11,300       Baxter International Inc                                                   $   458,133       $   463,300
                 PHARMACEUTICALS (3.13%)
    13,000       Astra AB ADR Class A                                                       $   567,695       $   637,000
     6,000       Smithkline Beecham Plc                                                         308,730           408,000
                                                                                            -----------       -----------
                                                                                            $   876,425       $ 1,045,000
                 REAL ESTATE INVESTMENT TRUSTS (2.39%)
     5,400       Equity Residential Properties Trust                                        $   222,750       $   222,750
    16,000       Spieker Properties Inc                                                         478,427           576,000
                                                                                            -----------       -----------
                                                                                            $   701,177       $   798,750
                 RETAIL & RELATED (5.44%)
    12,700       Gillette Co                                                                $   727,819       $   987,425
    29,900       Mattel Inc                                                                     767,650           829,725
                                                                                            -----------       -----------
                                                                                            $ 1,495,469       $ 1,817,150
                 SEMICONDUCTORS (4.92%)
     7,300       Intel Corp                                                                 $   491,100       $   955,844
    11,200       Motorola Inc                                                                   513,101           687,400
                                                                                            -----------       -----------
                                                                                            $ 1,004,201       $ 1,643,244
                 TELECOMMUNICATIONS (5.87%)
    12,800       Alltel Corp                                                                $   378,677       $   401,600
    38,300       Ericson Telefonaktiebolaget L M Class B                                        762,955         1,156,181
    12,500       U.S. West Inc                                                                  375,802           403,125
                                                                                            -----------       -----------
                                                                                            $ 1,517,434       $ 1,960,906
                 TOTAL COMMON STOCKS                                                        $25,509,318       $29,982,310
                 PREFERRED STOCKS (1.67%)
                 CONVERTIBLES (0.78%)
    19,500       First Chicago NBD Corp expires 02/15/1997                                  $   338,427       $   258,375
                 TELECOMMUNICATIONS (0.89%)
    10,900       Airtouch Communications Inc +                                              $   317,213       $   297,025
                 TOTAL PREFERRED STOCKS                                                     $   655,640       $   555,400

LIFE & ANNUITY TRUST GROWTH AND INCOME FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                                  INTEREST       MATURITY
PRINCIPAL                                                                           RATE           DATE            VALUE
                 CORPORATE BONDS & NOTES (0.51%)
                 CONVERTIBLE CORPORATE BONDS (0.51%)
$  170,000       U.S. Filter Corp
                 (Cost $170,000)                                                    4.50%        12/15/01       $   171,275
                 U.S. TREASURY SECURITIES (5.93%)
                 U.S. TREASURY BILLS (5.93%)
$2,000,000       U.S. Treasury Bills
                 (Cost $1,978,017)                                                  5.00%-       03/20/97       $ 1,978,736
                 SHORT-TERM INSTRUMENTS (2.38%)
                 REPURCHASE AGREEMENTS (2.38%)
$  795,000       Goldman Sachs Pooled Repurchase Agreement -
                 102% Collateralized by U.S. Government Securities (Cost
                 $795,000)                                                          6.58%        01/02/97       $   795,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $29,107,975)* (Notes 1 and 3)    100.31%                                                $33,482,721
                 Other Assets and Liabilities, Net       (0.31)                                                   (102,083)
                                                        ------                                                 -----------
                 TOTAL NET ASSETS                       100.00%                                                $33,380,638
                                                        ======                                                 ===========

--------------------------------------------------------------------------------
- Yield to maturity.
+ Non-income earning securities.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

                 Gross Unrealized Appreciation        $4,713,110
                 Gross Unrealized Depreciation          (338,364)
                                                      ----------
                 NET UNREALIZED APPRECIATION          $4,374,746
                                                      ==========

The accompanying notes are an integral part of these financial statements.

MONEY MARKET FUND

Michael Neitzke and Madeline Gish are co-managers of the Money Market Fund.

Mr. Neitzke joined Wells Fargo in 1996 from First Interstate Capital Management. He has over a decade of experience in managing taxable money market mutual funds at First Interstate Bank and Union Capital Advisors. He holds a B.A. in finance from California State University and is a Chartered Financial Analyst Candidate.

Ms. Gish joined Wells Fargo Bank in 1989 as the Fund coordinator for the Mutual Funds Division. Since joining the fixed income group in 1992, she has traded adjustable-rate mortgage securities in research and trading, and is currently managing taxable liquidity funds. She holds a B.S. degree in business administration from the University of Kansas and is a Chartered Financial Analyst candidate.

Q. How did the Money Market Fund perform during 1996?

A. The Money Market Fund generated relatively high, consistent yields throughout the year, providing a high degree of quality and liquidity. For the period ended December 31, 1996, the total return was 4.72% -- after fee waivers.

Q. How did 1996's economic environment influence the performance of the Fund?

A. The Federal Reserve lowered the federal funds target rate by .25% in January, and the markets saw this as the end to any further easing. Short-term rates rose throughout the first half of the year. The Fund purchased securities in the six to twelve month range in July as the yield curve steepened. This turned out to be the high in yields for the year as the economy showed signs of slowing.

Q. What is the current composition of the Fund?

A. Currently, the Fund is invested approximately 59% in U.S. Treasuries and 41% in repurchase agreements.

Q. How will the current and expected economic environment affect the Money Market Fund?

A. With the current U.S. expansion continuing, and the stock market coming off another year of strong gains, money market funds could see inflows as a result of cautious investors moving money to a more stable asset class. Several regulatory changes permitting a more broad use of money market funds will also likely cause assets in money funds to grow again in 1997.

Q. What is your strategy for 1997?

A. The Federal Reserve is likely to leave target rates unchanged through the first quarter of 1997. We expect the next Fed move will be to raise interest rates, although the timing is unclear. Tightness in the labor markets and relatively high capacity utilization in the manufacturing sector could trigger an increase in inflation. The Treasury bill market continues to trade at levels consistent with a Fed easing of rates, which we do not expect. The Treasury bill curve remains positively sloped, with securities maturing in six months or longer offering the greatest yield pickup.
---------------
      1. The Money Market Fund seeks to maintain a constant net asset value of $1.00; however, there can be no assurance that it will be able to do so. Yields will vary with changes in market conditions.

      2. During 1996, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's yield would have been lower. Shares in the Fund are neither insured nor guaranteed by the U.S. Government or any other government agency, nor by Wells Fargo Bank.

LIFE & ANNUITY TRUST MONEY MARKET FUND--DECEMBER 31, 1996
PORTFOLIO OF INVESTMENTS

                                                                                INTEREST        MATURITY
PRINCIPAL                               SECURITY NAME                             RATE            DATE             VALUE
                 U.S. TREASURY SECURITIES (58.40)%
                 U.S. TREASURY BILLS (52.86)%
$  750,000       U.S. Treasury Bills                                              5.01%#        01/09/97        $   749,171
 2,750,000       U.S. Treasury Bills                                              5.12#         01/23/97          2,741,629
 1,250,000       U.S. Treasury Bills                                              5.17#         02/06/97          1,243,706
   100,000       U.S. Treasury Bills                                              5.24#         05/08/97             98,218
 1,000,000       U.S. Treasury Bills                                              5.27#         05/15/97            981,463
   900,000       U.S. Treasury Bills                                              5.28#         05/22/97            882,410
                                                                                                                -----------
                 TOTAL U.S. TREASURY BILLS                                                                      $ 6,696,597
                 U.S. TREASURY NOTES (5.54)%
$  700,000       U.S. Treasury Notes                                              5.88%         07/31/97        $   701,764
                                                                                                                -----------
                 TOTAL U.S. TREASURY SECURITIES                                                                 $ 7,398,361
                 SHORT TERM INSTRUMENTS (40.77)%
                 REPURCHASE AGREEMENTS (40.77)%
$  815,000       Goldman Sachs Pooled Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                     6.58%         01/02/97        $   815,000
 1,747,000       HSBC Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                     6.00          01/02/97          1,747,000
 1,102,000       JP Morgan Securities Inc Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                     6.37          01/02/97          1,102,000
 1,500,000       Morgan Stanley & Co Repurchase Agreement - 102%
                 Collateralized by U.S. Government Securities                     6.50          01/02/97          1,500,000
                                                                                                                -----------
                 TOTAL REPURCHASE AGREEMENTS                                                                    $ 5,164,000
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $12,562,361)* (Note 1)         99.17%                                                    $12,562,361
                 Other Assets and Liabilities, Net     0.83                                                         104,590
                                                     ------                                                     -----------
                 TOTAL NET ASSETS                    100.00%                                                    $12,666,951
                                                     ======                                                     ===========

--------------------------------------------------------------------------------
# Yield to maturity.

* Cost for federal income tax purposes is the same as for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

US GOVERNMENT ALLOCATION FUND

The U.S. Government Allocation portfolio is a professionally managed portfolio, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Barclays Global Fund Advisors ("BGFA") serves as sub-investment adviser. BGFA uses an investment model developed over the past 20 years that analyzes extensive financial data from numerous sources and recommends a portfolio allocation. Looking at the asset classes through the framework of a model gives the advantage of assessing the relative attractiveness of U.S. Treasury bonds, U.S. Treasury notes, and money market instruments consistently through time.

Q. How did the U.S. Government Allocation Fund perform in 1996?

A. The U.S. Government Allocation Fund had a total return of 3.99% -- after fee waivers -- for the year ended December 31, 1996.

Q. This is a significant decrease from the return for 1995. What brought about this change?

A. In 1995, the yields on long bonds declined throughout the year, providing the best price increase the bond market had seen in ten years. 1995 was characterized by slow growth and low inflation, with long bond yields declining from a 7.80% level to 5.95%. In 1996, however, we have experienced signs of strong economic growth in better than expected employment reports, and fears of inflation. The yields have increased this year, with the long bond yield hitting a high of 7.20% in mid-year before settling down by year end. Intermediate yields have been even more volatile.

Q. How has the Fund positioned itself in response to this environment?

A. The Fund allocates among three classes of debt instruments: long-term bonds, intermediate-term notes, and short-term money market instruments. Allocation of assets among these classes is determined by a computer-driven model. By analyzing the relative advantages of yield and risk between classes, the Fund's allocation changes as the external environment changes. 1996 saw more volatility than usual, leading to the Fund reallocating assets more frequently. In the first quarter, the model indicated holding relatively more long bonds and cash, and the Fund outperformed the benchmark. During the second and third quarters, with strong fears of inflation and much speculation about Federal changes in the target rate, the Fund held almost entirely intermediate notes, outperforming the benchmark slightly. In the fourth quarter, the model indicated a move away from intermediate notes and toward money market instruments, again providing a net benefit to the Fund.

Q. What is the Fund's strategy for 1997?

A. The Fund will continue to be managed according to the computer-driven model, following any recommended shifts in response to changes in relative interest rates. The Fund is designed to take advantage of the relative yields between long bonds, intermediate notes and money market securities. The model seeks to position the Fund to make the optimal allocation between short and long-term bonds so as to maximize return and control risk, regardless of the particular market environment. Over a full market cycle, this strategy has delivered returns in excess of 2% over the benchmark. The strategy does not depend on expectations of interest rate increases or decreases in any given year.

U.S. GOVERNMENT ALLOCATION FUND

                       COMPARISON OF A $10,000 INVESTMENT

                                    [GRAPH]

Total Return for the Year Ended December 31, 1996: 3.99%
30 day SEC yield: 5.23% as of December 31, 1996.
Average Annual Total Return Since Inception: 6.68%.
--------------------------------------------------------------------------------
      1. Investors should note that the Fund is a professionally managed portfolio, while the indices are unmanaged, do not incur expenses and are not available directly for investment. If Fund operating expenses had been applied to the indices, their performance would have been lower.

      2. The Lehman Brothers U.S. Treasury Bond Index is an unmanaged index comprised of Treasury bonds with maturities between 10 and 30 years.

      3. The IBC/Donoghue Money Fund Average is comprised of the average yields of over 600 taxable money funds.

      4. Lehman Brothers U.S. Treasury Note Index is an unmanaged index comprised of U.S. Treasury 2-10 year notes.

      5. Performance is historical, assumes reinvestment of all dividends and capital gains at net asset value, and is not indicative of future results. Portfolio performance numbers are net of all portfolio expenses, but do not reflect deduction of insurance account charges. The value of an investment in the U.S. Government Allocation Fund will fluctuate with market conditions so that redemption proceeds may be worth more of less than their original cost.

      6. Yield, calculated as required by the SEC, is based on earnings of the Fund's portfolio during the 30 days ended December 31, 1996.

      7. During 1996, the Fund's adviser and administrator have voluntarily waived portions of their fees or assumed responsibility for other expenses, which has reduced operating expenses for shareholders. Without these reductions, the Fund's returns and yield would have been lower.

LIFE & ANNUITY TRUST U.S. GOVERNMENT ALLOCATION FUND--DECEMBER 31, 1996 PORTFOLIO OF INVESTMENTS

                                                                               INTEREST        MATURITY
PRINCIPAL                               SECURITY NAME                            RATE            DATE             VALUE
                 U.S. TREASURY SECURITIES (97.02%)
                 U.S. TREASURY BILLS (20.55%)
$   23,000       U.S. Treasury Bills                                              4.98%-       01/02/97        $    22,994
    36,000       U.S. Treasury Bills                                              5.01-        01/09/97             35,957
    25,000       U.S. Treasury Bills                                              5.11-        01/16/97             24,947
    71,000       U.S. Treasury Bills                                              5.12-        01/23/97             70,780
   883,000       U.S. Treasury Bills                                              5.17-        02/06/97            878,585
 1,067,000       U.S. Treasury Bills                                              5.17-        02/13/97          1,061,008
   277,000       U.S. Treasury Bills                                              5.18-        02/20/97            275,144
    20,000       U.S. Treasury Bills                                              5.18-        02/27/97             19,844
   147,000       U.S. Treasury Bills                                              5.19-        03/13/97            145,574
   247,000       U.S. Treasury Bills                                              5.20-        03/06/97            244,852
                                                                                                               $ 2,779,685
                 U.S. TREASURY BONDS (2.89%)
$  300,000       U.S. Treasury Bonds                                             11.88%        11/15/03        $   391,125
                 U.S. TREASURY NOTES (73.58%)
$3,000,000       U.S. Treasury Notes                                              5.75%        08/15/03        $ 2,910,000
 1,850,000       U.S. Treasury Notes                                              6.25         02/15/03          1,848,266
 2,850,000       U.S. Treasury Notes                                              6.38         08/15/02          2,868,704
 2,200,000       U.S. Treasury Notes                                              7.50         05/15/02          2,326,500
                                                                                                               $ 9,953,470
                 TOTAL U.S. TREASURY SECURITIES                                                                $13,124,280
                 (Cost $13,101,094)
                 TOTAL INVESTMENTS IN SECURITIES
                 (Cost $13,101,094)* (Notes 1 and 3)  97.02%                                                   $13,124,280
                 Other Assets and Liabilities, Net     2.98                                                        403,054
                                                     ------                                                    -----------
                 TOTAL NET ASSETS                    100.00%                                                   $13,527,334
                                                     ======                                                    ===========

--------------------------------------------------------------------------------
- Yield to maturity.
* Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

 Gross Unrealized Appreciation        $ 56,504
 Gross Unrealized Depreciation         (33,318)
                                      --------
 NET UNREALIZED APPRECIATION          $ 23,186
                                      ========

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

                                                                                                                     U.S.
                                                            Asset            Growth and           Money           Government
                                                          Allocation           Income             Market          Allocation
                                                             Fund               Fund               Fund              Fund
-------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
  In securities, at identified cost (Note 3)              $51,115,231        $29,107,975        $12,562,361       $13,101,094
  In securities, at market value                          $51,723,501        $33,482,721        $12,562,361       $13,124,280
Cash                                                              614              1,445              1,820                 0
Receivables:
  Dividends and Interest                                      612,448             58,754             18,116           203,507
  Investment securities sold                                        0              2,537                  0                 0
  Fund shares sold                                            652,370            119,879            166,308           297,690
Prepaid expenses                                               15,893              6,722                  0             1,139
TOTAL ASSETS                                               53,004,826         33,672,058         12,748,605        13,626,616
LIABILITIES
Variation margin on futures contracts                         408,800                  0                  0                 0
Payables:
  Distribution to shareholders                                652,371            119,880             49,873            58,582
  Fund shares redeemed                                         65,327            130,184                  0                 0
  Due to administrator (Note 2)                                16,872              7,902              2,281             2,947
  Due to advisor (Note 2)                                      28,088             13,702              1,634             3,496
Accrued expenses                                               36,427             19,752             27,866            34,257
TOTAL LIABILITIES                                           1,207,885            291,420             81,654            99,282
TOTAL NET ASSETS                                          $51,796,941        $33,380,638        $12,666,951       $13,527,334
Net assets consist of:
Paid-in capital                                           $50,471,742        $28,820,399        $12,666,951       $13,507,669
Undistributed net realized gain (loss) on investments         495,304            185,493                  0            (3,521)
Net unrealized appreciation of futures                        221,625                  0                  0                 0
Net unrealized appreciation of investments                    608,270          4,374,746                  0            23,186
TOTAL NET ASSETS                                          $51,796,941        $33,380,638        $12,666,951       $13,527,334
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
  (NOTE 4)
Net assets                                                $51,796,941        $33,380,638        $12,666,951       $13,527,334
Shares outstanding                                          4,537,205          2,176,280         12,666,954         1,334,979
Net asset value and offering price                             $11.42             $15.34              $1.00            $10.13
-------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          Asset           Growth and          Money           U.S. Government
                                                        Allocation          Income            Market            Allocation
                                                           Fund              Fund              Fund                Fund
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                $       0          $290,801           $     0                $     0
Interest                                                 2,396,945           157,749           492,085                520,326
TOTAL INCOME                                             2,396,945           448,550           492,085                520,326
EXPENSES (NOTE 2)
Advisory Fees                                              238,004           127,818            43,071                 49,164
Custody fees                                                     0            12,502             1,593                      0
Portfolio accounting fees                                        0            40,435            30,711                      0
Transfer agency fees                                        19,833            10,485             4,785                  4,097
Administration fees                                         16,872             6,291             2,871                    742
Legal and audit fees                                        29,055            23,586            18,732                 24,998
Registration fees                                            3,800               999                 0                    999
Directors' fees                                             11,250            11,250            11,250                 11,250
Other                                                          166             3,039             3,561                  5,478
TOTAL EXPENSES                                             318,980           236,405           116,574                 96,728
Less: Waived Fees and Reimbursed Expenses                  (43,876)         (109,481)          (67,411)               (47,252)
Net Expenses                                               275,104           126,924            49,163                 49,476
NET INVESTMENT INCOME                                    2,121,841           321,626           442,922                470,850
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on sale of investments          2,464,924           670,537               225                 (3,569)
Net unrealized appreciation of futures contracts            37,850                 0                 0                      0
Net change in unrealized appreciation (depreciation)
  of investments                                           (24,131)        3,407,928                 0                (32,071)
NET GAIN (LOSS) ON INVESTMENTS                           2,478,643         4,078,465               225                (35,640)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $4,600,484        $4,400,091          $443,147               $435,210
---------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Asset                           Growth and
                                                                     Allocation                          Income
                                                                        Fund                              Fund
                                                             --------------------------        --------------------------
                                                              For the          For the          For the          For the
                                                            Year Ended       Year Ended       Year Ended       Year Ended
                                                             Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,
                                                               1996             1995             1996             1995
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                      $2,121,841         $795,863         $321,626         $110,826
  Net realized gain (loss) on sale of investments             2,464,924        1,687,439          670,537          158,953
  Net unrealized appreciation of futures contracts               37,850          171,775                0                0
  Net unrealized appreciation (depreciation) of
    investments                                                 (24,131)         718,398        3,407,928          947,667
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          4,600,484        3,373,475        4,400,091        1,217,446
Distributions to shareholders:
  From net investment income                                 (2,121,841)        (795,863)        (321,626)        (110,826)
  From net realized gain on sales of investments             (2,300,431)      (1,266,518)        (514,688)        (122,419)
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                  25,372,586       15,133,424       19,876,206        7,617,936
  Reinvestment of dividends                                   4,422,270        2,062,380          836,312          233,244
  Cost of shares redeemed                                    (3,642,899)        (503,715)      (1,815,249)         (52,261)
  Net increase in net assets resulting from capital share
    transactions (Note 4)                                    26,151,957       16,692,089       18,897,269        7,798,919
INCREASE IN NET ASSETS                                       26,330,169       18,003,183       22,461,046        8,783,120

NET ASSETS
Beginning net assets                                         25,466,772        7,463,589       10,919,592        2,136,472
ENDING NET ASSETS                                           $51,796,941      $25,466,772      $33,380,638      $10,919,592

SHARES ISSUED AND REDEEMED:
  Shares sold                                                 2,210,668        1,352,899        1,407,558          624,798
  Shares issued in reinvestment of dividends                    385,749          182,663           56,387           18,398
  Shares redeemed                                              (318,474)         (45,222)        (133,606)          (4,706)
NET INCREASE IN SHARES OUTSTANDING                            2,277,943        1,490,340        1,330,339          638,490
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       Money                        U.S. Government
                                                                       Market                          Allocation
                                                                        Fund                              Fund
                                                             --------------------------        --------------------------
                                                              For the          For the          For the          For the
                                                            Year Ended       Year Ended       Year Ended       Year Ended
                                                             Dec. 31,         Dec. 31,         Dec. 31,         Dec. 31,
                                                               1996             1995             1996             1995
--------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                                        $442,922         $113,358         $470,850         $126,604
  Net realized gain (loss) on sale of investments                   225              409           (3,569)          58,078
  Net unrealized appreciation of futures contracts                    0                0                0                0
  Net unrealized appreciation (depreciation) of
    investments                                                       0                0          (32,071)          69,148
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            443,147          113,767          435,210          253,830
Distributions to shareholders:
  From net investment income                                   (442,922)        (113,358)        (470,850)        (126,604)
  From net realized gain on sales of investments                   (225)            (409)               0          (40,804)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                  15,213,897        6,635,924        8,754,298        3,905,350
  Reinvestment of dividends                                     443,145          113,769          470,850          167,408
  Cost of shares redeemed                                    (8,813,439)      (2,417,893)        (517,327)        (169,600)
  Net increase in net assets resulting from capital share
    transactions (Note 4)                                     6,843,603        4,331,800        8,707,821        3,903,158
INCREASE IN NET ASSETS                                        6,843,603        4,331,800        8,672,181        3,989,580
NET ASSETS
Beginning net assets                                          5,823,348        1,491,548        4,855,153          865,573
ENDING NET ASSETS                                           $12,666,951       $5,823,348      $13,527,334       $4,855,153
SHARES ISSUED AND REDEEMED:
  Shares sold                                                15,213,897        6,635,924          868,061          381,576
  Shares issued in reinvestment of dividends                    443,145          113,769           46,768           16,384
  Shares redeemed                                            (8,813,439)      (2,417,893)         (51,054)         (16,619)
NET INCREASE IN SHARES OUTSTANDING                            6,843,603        4,331,800          863,775          381,341
--------------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                    Asset Allocation Fund                         Growth and Income Fund
                                           ----------------------------------------      ----------------------------------------
                                            Year         Year        From inception       Year         Year        From inception
                                            Ended        Ended        on April 15,        Ended        Ended         April 12,
                                            Dec.         Dec.           1994 to           Dec.         Dec.           1994 to
                                             31,          31,           Dec. 31,           31,          31,           Dec. 31,
                                            1996         1995             1994            1996         1995             1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period       $ 11.27      $  9.71          $10.00          $ 12.91      $ 10.30          $10.00
Income from investment operations:
Net investment income                         0.56         0.55            0.30             0.20         0.22            0.14
Net realized and unrealized gain (loss)
  on investments                              0.69         2.21           (0.19)            2.68         2.77            0.30
                                           -------       ------          ------           ------      -------          ------
Total from investment operations              1.25         2.76            0.11             2.88         2.99            0.44
Less Distributions:
Dividends from net investment income         (0.56)       (0.55)          (0.30)           (0.20)       (0.22)          (0.14)
Distributions from net realized gain         (0.54)       (0.65)          (0.10)           (0.25)       (0.16)           0.00
                                           -------       ------          ------           ------      -------          ------
Total from Distributions                     (1.10)       (1.20)          (0.40)           (0.45)       (0.38)          (0.14)
                                           -------       ------          ------           ------      -------          ------
Net Asset Value, end of period             $ 11.42      $ 11.27          $ 9.71          $ 15.34      $ 12.91          $10.30
                                           =======       ======          ======           ======      =======          ======
Total Return (not annualized)*              11.46%       28.95%           1.13%           22.44%       29.19%           4.47%
Ratios/supplemental data:
Net assets, end of period (000)            $51,797      $25,467          $7,464          $33,381      $10,920          $2,136
Number of shares outstanding, end of
  period (000)                               4,537        2,259             769            2,176          846             207
Ratios to average net assets
  (annualized):
Ratio of expenses to average net
  assets(1)                                  0.69%        0.41%           0.00%            0.60%        0.43%           0.00%
Ratio of net investment income to average
  net assets(2)                              5.34%        5.58%           6.30%            1.53%        2.05%           3.00%
Portfolio turnover                              4%          97%              0%              95%          84%             21%
Average commission rate paid(3)                N/A          N/A             N/A          $0.0810          N/A             N/A
------------------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net
    assets prior to waived fees and
    reimbursed expenses:                     0.80%        1.22%           2.24%            1.12%        2.02%          10.18%
(2) Ratio of net investment income to
    average net assets prior to waived
    fees and reimbursed expenses:            5.23%        4.77%           4.06%            1.01%        0.46%          -7.18%
------------------------------------------------------------------------------------------------------------------------------
(3) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are
    charged. This amount may vary from period to period and
    fund to fund depending on the mix of trades executed in
    various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

LIFE & ANNUITY TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                        Money Market Fund                     U.S. Government Allocation Fund
                                             ---------------------------------------      ---------------------------------------
                                              Year         Year       From inception       Year         Year       From inception
                                              Ended       Ended          May 19,           Ended       Ended         April 26,
                                              Dec.         Dec.          1994 to           Dec.         Dec.          1994 to
                                               31,         31,           Dec. 31,           31,         31,           Dec. 31,
                                              1996         1995            1994            1996         1995            1994
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period         $  1.00      $ 1.00          $ 1.00          $ 10.30      $ 9.63          $10.00
Income from investment operations:
Net investment income                           0.05        0.05            0.03             0.56        0.60            0.40
Net realized and unrealized gain (loss) on
  investments                                   0.00        0.00            0.00            (0.17)       0.77           (0.37)
                                             -------      ------      ----------          -------      ------      ----------
Total from investment operations                0.05        0.05            0.03             0.39        1.37            0.03
Less Distributions:
Dividends from net investment income           (0.05)      (0.05)          (0.03)           (0.56)      (0.60)          (0.40)
Distributions from net realized gain            0.00        0.00            0.00             0.00       (0.10)           0.00
                                             -------      ------      ----------          -------      ------      ----------
Total from Distributions                       (0.05)      (0.05)          (0.03)           (0.56)      (0.70)          (0.40)
                                             -------      ------      ----------          -------      ------      ----------
Net Asset Value, end of period               $  1.00      $ 1.00          $ 1.00          $ 10.13      $10.30          $ 9.63
                                             =======      ======      ==========          =======      ======      ==========
Total Return (not annualized)*                 4.72%       5.41%           2.71%            3.99%      14.40%           0.41%
Ratios/supplemental data:
Net assets, end of period (000)              $12,667      $5,823          $1,492          $13,527      $4,855            $866
Number of shares outstanding, end of period
  (000)                                       12,667       5,823           1,492            1,335         471              90
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(1)     0.51%       0.42%           0.00%            0.60%       0.45%           0.00%
Ratio of net investment income to average
  net assets(2)                                4.64%       5.15%           4.63%            5.75%       5.82%           7.35%
Portfolio turnover                               N/A         N/A             N/A             222%        405%            130%
Average commission rate paid(3)                  N/A         N/A             N/A              N/A         N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------
(1) Ratio of expenses to average net assets
    prior to waived fees and reimbursed
    expenses:                                  1.22%       3.83%          11.43%            1.18%       2.46%          12.73%
(2) Ratio of net investment income to
    average net assets prior to waived fees
    and reimbursed expenses:                   3.93%       1.74%          -6.80%            5.17%       3.81%          -5.38%
------------------------------------------------------------------------------------------------------------------------------
(3) For fiscal years beginning on or after September 15, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
    This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

* Total returns do not include any sales charges.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

1.   SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Life & Annuity Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end series investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993. The Trust consists of four separate diversified funds (the "Funds"): the Asset Allocation Fund, the Growth and Income Fund, the Money Market Fund, and the U.S. Government Allocation Fund. These Funds invest in a range of securities, generally including money market instruments, equities, and U.S. Government securities.

The Funds are available exclusively as pooled funding vehicles for certain participating life insurance companies offering variable annuity contracts and variable life insurance policies.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

INVESTMENT POLICY AND SECURITY VALUATION

For all of the Funds except the Money Market Fund, investments in securities for which the primary market is a national securities exchange or the NASDAQ National Market System are valued at the last reported sales price on the day of valuation. U.S. Government obligations are valued at the mean between the last reported bid and ask prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Board of Trustees.

The Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant net asset value of $1.00 per share. There is no assurance that the Fund will be able to do so. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Cash or high quality money market instruments relating to firm commitment purchase agreements and/or futures contracts are segregated by the custodian and may not be sold while the current commitment is outstanding.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code (the "Code").

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

REPURCHASE AGREEMENTS

Transactions involving purchases of securities under agreements to resell such securities ("repurchase agreements") are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in each Fund's Portfolio of Investments. The adviser pools the Funds' cash and invests in repurchase agreements entered into by the Funds. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the adviser's responsibility to value collateral daily and to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held in the Funds at December 31, 1996 are collateralized by U.S. Treasury or Federal Agency obligations. The repurchase agreements were entered into on December 31, 1996.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders from net investment income of the Asset Allocation Fund and the Growth and Income Fund are declared and distributed quarterly. Dividends of the U.S. Government Allocation Fund are declared and distributed monthly. Dividends of the Money Market Fund are declared daily and distributed monthly. Any dividends to shareholders from net realized capital gains are declared and distributed annually.

FEDERAL INCOME TAXES

The Trust's policy with respect to each Fund is to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute substantially all of the Fund's taxable income and any net realized capital gains to its shareholders. Therefore, no provision for federal or state income taxes is required.

FUTURES CONTRACTS

The Asset Allocation Fund and the U.S. Government Allocation Fund may purchase futures contracts to gain exposure to market changes as this procedure may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as 'variation margin' and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Asset Allocation Fund and the U.S. Government Allocation Fund may be required to segregate cash or high quality money market instruments in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract or option

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

may not correlate with changes in the value of the underlying securities. On December 31, 1996 the Asset Allocation Fund held the following futures contracts:

                                                                                Notional
                                                                                Contract            Net Unrealized
            Contracts             Type               Expiration Date             Value               Appreciation
               ------------------------------------------------------------------------------------------------
               56             S&P 500 Index               March 1997          $ 20,846,000                $221,625

The Life & Annuity Trust Asset Allocation Fund has pledged to brokers U.S. Treasury bills for initial margin requirements with a par value of $820,000.

2.   AGREEMENTS AND OTHER TRANSACTIONS
     WITH AFFILIATES

The Trust has entered into advisory contracts on behalf of the Funds with Wells Fargo Bank, N.A. ("WFB"). Pursuant to the contracts, WFB furnishes to the Funds investment guidance and policy direction in connection with daily portfolio management of the Funds. Under the contracts with the Asset Allocation Fund, the Growth and Income Fund, and the U.S. Government Allocation Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.60% of each Fund's average daily net assets. Under the contract with the Money Market Fund, WFB is entitled to a monthly advisory fee at an annual rate of 0.45% of the Fund's average daily net assets.

In connection with the Asset Allocation Fund and the U.S. Government Allocation Fund, the Trust and WFB have entered into sub-advisory contracts with Barclays Global Fund Advisors ("BGFA"). Subject to the overall supervision of Wells Fargo Bank, BGFA is responsible for day-to-day portfolio management of such Funds. BGFA is entitled to receive monthly fees at an annual rate of 0.20% and 0.15% of the average daily net assets of the Asset Allocation Fund and the U.S. Government Allocation Fund, respectively, as compensation for its sub-advisory services. BGFA is an indirect subsidiary of Barclays Bank PLC. BGFA was formed by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo & Company. Prior to January 1, 1996, WFNIA served as sub-advisor to the Funds and was entitled to receive the same fees as currently received by BGFA. Barclays Global Investors, N.A. ("BGI") acts as custodian to the Asset Allocation Fund and the U.S. Government Allocation Fund. BGI will not be entitled to receive compensation for its services to the Asset Allocation Fund and the U.S. Government Allocation Fund so long as BGFA is entitled to receive fees for providing investment sub-advisory services to such Funds. Prior to January 1, 1996, BGI was known as Wells Fargo Institutional Trust Company N.A. and was an affiliate of WFB.

The Trust has also entered into contracts on behalf of the Growth and Income Fund and the Money Market Fund with WFB for custody and portfolio accounting services. WFB is entitled to be compensated for custody services at an annual rate of 0.0167% of the average daily net assets of the Funds, plus transaction charges. For portfolio accounting services, WFB is compensated at a base rate of $2,000 monthly plus 0.07% of the first $50 million of each Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of each Fund's average daily net assets over $100 million.

The Trust has entered into a contract on behalf of each Fund with WFB whereby WFB provides transfer agency services for each of the Funds. Under the contract, WFB is entitled to receive fees at an annual rate of 0.05% of each Funds' average daily net assets. Effective February 1, 1997, WFB will be entitled to receive fees for transfer agency

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

services at an annual rate of 0.14% of the average daily net assets of the Asset Allocation, Growth and Income and U.S. Government Allocation Funds and 0.10% of the average daily net assets of the Money Market Fund.

The Trust has entered into an administration agreement on behalf of the Funds with Stephens. Under the agreement, Stephens provides supervisory and administrative services to the Funds. For these services, Stephens is entitled to receive a monthly fee at the annual rate of 0.03% of each of the Fund's average daily net assets.

The Board of Trustees has approved a change in fund administrative duties. Effective May 1, 1997, WFB will become Administrator to the Trust on behalf of the Funds and Stephens will become Co-Administrator to the Trust on behalf of the Funds. WFB and Stephens will be entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.

WAIVED FEES AND REIMBURSED EXPENSES

The following amounts of fees and expenses have been waived and/or reimbursed for the year ended December 31, 1996:

                                                                                                 Waived Fees and
                                                                                                    Reimbursed
                                                                             Waived Fees             Expenses
                                   FUND                                         by WFB             by Stephens             Total
----------------------------------------------------------------------------------------------------------------------------------
Asset Allocation..........................................................     $   43,876            $      0            $  43,876
Growth and Income.........................................................        109,481                   0              109,481
Money Market..............................................................         63,235               4,176               67,411
U. S. Government Allocation...............................................         35,951              11,301               47,252
----------------------------------------------------------------------------------------------------------------------------------


Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

All of the officers and one of the directors of the Trust are also officers of Stephens. As of December 31, 1996, Stephens owned 3,182 shares of the Asset Allocation Fund; 2,693 shares of the Growth and Income Fund; 28,367 shares of the Money Market Fund and 2,948 shares of the U.S. Government Allocation Fund.

LIFE & ANNUITY TRUST
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1996

3.   INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities, for each Fund for the year ended December 31, 1996 were as follows:

                                                                   Asset              Growth and            U.S. Government
                                                                Allocation              Income                Allocation
              AGGREGATE PURCHASES AND SALES OF:                    Fund                  Fund                    Fund
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:
  Purchases at cost                                             $25,635,509           $         0               $30,724,328
  Sales proceeds                                                    708,094                     0                13,059,504
OTHER SECURITIES:
  Purchases at cost                                                       0            34,021,000                         0
  Sales proceeds                                                          0            17,592,246                         0
-------------------------------------------------------------------------------------------------------------------------

The Money Market Fund, not reflected in this schedule, trades exclusively in short-term securities.

4.   CAPITAL SHARE TRANSACTIONS

The Trust has authorized an unlimited number of no par value shares of beneficial interests. Capital share transactions for each of the Funds for the years ended December 31, 1996 and 1995 are disclosed in detail in the Statements of Changes in Net Assets.

To the Shareholders and Board of Trustees
Life & Annuity Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Fund, Growth and Income Fund, Money Market Fund and U.S. Government Allocation Fund (constituting Life & Annuity Trust) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each the aforementioned funds of Life & Annuity Trust as of December 31, 1996, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

                                      [Signature)
San Francisco, California
February 14, 1997